UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2019

NV5 GLOBAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware		001-35849	45-3458017
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

200 South Park Road,	Suite 350
Hollywood,	FL		33021
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code: (954) 495-2112

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NVEE	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On December 23, 2019, NV5 Global, Inc. (the “NV5”) filed a current report on Form 8-K (the "Original Filing") in connection with the acquisition of Geospatial Holdings, Inc. and its subsidiaries, including Quantum Spatial, Inc. (collectively "QSI"), a full-service geospatial solutions provider serving the North America market. This Current Report on Form 8-K/A (Amendment No. 1) amends and supplements the Original Filing to provide the required Item 9.01(a) Financial Statements of Businesses Acquired and the required Item 9.01(b) Pro Forma Financial Information. This Current Report on Form 8-K/A should be read in connection with the Original Filing, which provides a more complete description of the transaction. Except as indicated above, all other information in the Original Filing remains unchanged.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of Geospatial Holdings Inc. and Subsidiaries as of December 29, 2018 and December 30, 2017, and the audited consolidated statements of operations, comprehensive income, cash flows, and equity of Geospatial Holdings Inc. and Subsidiaries for the years ended December 29, 2018 and December 30, 2017, are filed as Exhibit 99.1 and incorporated herein by reference.

The audited consolidated balance sheet of Geospatial Holdings Inc. and Subsidiaries as of December 31, 2016, and the audited consolidated statements of operations, comprehensive income, cash flows, and equity of Geospatial Holdings Inc. and Subsidiaries for the year ended December 31, 2016, are filed as Exhibit 99.2 and incorporated herein by reference.

The unaudited condensed balance sheet of Geospatial Holdings Inc. and Subsidiaries as of September 28, 2019, and the unaudited condensed statements of operations, cash flows, and equity for the nine months ended September 28, 2019 and September 29, 2018, are filed as Exhibit 99.3 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements of NV5 and Geospatial Holdings Inc. and Subsidiaries as of and for the nine months ended September 28, 2019 and for the year ended December 29, 2018, are filed as Exhibit 99.4 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Certified Public Accountants
23.2	Consent of Independent Certified Public Accountants
99.1
The audited consolidated balance sheets of Geospatial Holdings Inc. and Subsidiaries as of December 29, 2018 and December 30, 2017, and the audited consolidated statements of operations, comprehensive income, cash flows, and equity of Geospatial Holdings Inc. and Subsidiaries for the years ended December 29, 2018 and December 30, 2017.

99.2
The audited consolidated balance sheets of Geospatial Holdings Inc. and Subsidiaries as of December 31, 2016, and the audited consolidated statements of operations, comprehensive income, cash flows, and equity of Geospatial Holdings Inc. and Subsidiaries for the year ended December 31, 2016.

99.3
The unaudited condensed balance sheet of Geospatial Holdings Inc. and Subsidiaries as of September 28, 2019 and the unaudited condensed statements of operations, cash flow, and equity for the nine months ended September 28, 2019 and September 29, 2018.

99.4
The unaudited pro forma combined financial statements of NV5 and Geospatial Holdings Inc. and Subsidiaries, consisting of the unaudited combined balance sheet as of September 28, 2019, and the unaudited combined statement of operations for the nine months ended September 28, 2019 and the year ended December 29, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2020

NV5 GLOBAL, INC.
(Registrant)
By: /s/ Richard Tong______________________________
Name: Richard Tong Title: Executive Vice President and General Counsel